UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange

Act of 1934

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Amerityre Corporation

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AMERITYRE CORPORATION

1501 Industrial Road

Boulder City, Nevada 89005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, DECEMBER 14, 2011

TO THE STOCKHOLDERS OF AMERITYRE CORPORATION:

The annual meeting of the stockholders (the “Annual Meeting”) of Amerityre Corporation (the “Company”) will be held in the Company’s manufacturing plant at 1501 Industrial Road, Boulder City Nevada 89005, on Wednesday, December 14, 2011 at 10:00 am, Pacific Time, to:

1. Elect five directors to serve until the 2012 Annual Meeting of Stockholders;

2. Ratify the selection of HJ & Associates, LLC as the Company’s independent auditor for the Company’s fiscal year ending June 30, 2012;

3. Approve an increase in shares authorized under the 2005 Stock Option and Award Plan; and

4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing matters are described in more detail in the accompanying Proxy Statement.

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON OCTOBER 26, 2011 (THE “RECORD DATE”), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.

MANAGEMENT ENCOURAGES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON.  ALL HOLDERS OF THE COMPANY’S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY ENCLOSED WITH THIS NOTICE.

HOLDERS OF MORE THAN 50 PERCENT OF THE COMPANY’S 33,067,868 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.  THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF DIRECTORS (PROPOSAL 1). THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER REPRESENTED BY SHARES AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL BE REQUIRED FOR APPROVAL OF PROPOSAL 2 AND PROPOSAL 3, ASSUMING THAT A QUORUM IS PRESENT OR REPRESENTED AT THE ANNUAL MEETING.

THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

AMERITYRE CORPORATION

BY ORDER OF THE BOARD OF DIRECTORS

/s/Timothy L. Ryan

Timothy L. Ryan, Chief Executive Officer

Boulder City, Nevada

DATED:  October 28, 2011

SPECIAL REQUEST

REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT

If your shares are held in the name of a brokerage firm, nominee, or other institution, you are considered the beneficial owner of shares held in street name.  As the beneficial owner, you have the right to direct your broker, nominee or other institution how to vote your shares.  However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. Please promptly contact the person responsible for your account and give instructions for your shares to be voted.

The Company’s offices and plant are located 1501 Industrial Road, Boulder City, Nevada 89005.

AMERITYRE CORPORATION

1501 Industrial Road

Boulder City, Nevada 89005

PROXY STATEMENT

This Proxy Statement is furnished to stockholders of Amerityre Corporation (the “Company”) in connection with the solicitation of proxies on behalf of the management of the Company, to be voted at the annual meeting of the stockholders (the “Annual Meeting”) to be held in the Company’s manufacturing plant at 1501 Industrial Road, Boulder City Nevada 89005, on Wednesday, December 14, 2011 at 10:00 am, Pacific Time.  The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon.  If no instructions are indicated on the enclosed proxy, at the Annual Meeting the proxy will be voted affirmatively to:

1. Elect five directors to serve until the 2012 Annual Meeting of Stockholders;

2. Ratify the selection of HJ & Associates, LLC as the Company’s independent auditor for the Company’s fiscal year ending June 30, 2012;

3. Approve an increase in shares authorized under the 2005 Stock Option and Award Plan; and

4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The enclosed proxy, even though executed and returned to the Company, may be revoked by the stockholder at any time before it is voted, either by giving a written notice mailed or delivered to the secretary of the Company, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting.  If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the Board of Directors’ recommendations as set forth herein.

The entire expense of this proxy solicitation, estimated at $16,000, will be borne by the Company.  In addition to this solicitation, in order to ensure that a quorum is represented at the Annual Meeting, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, telephone, or in person.

ONLY HOLDERS OF RECORD OF THE COMPANY’S 33,067,868 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT OCTOBER 26, 2011 (THE “RECORD DATE”) ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH STOCKHOLDER HAS THE RIGHT TO ONE VOTE FOR EACH SHARE OF THE COMPANY’S COMMON STOCK OWNED.  CUMULATIVE VOTING IS NOT PROVIDED FOR.

MANAGEMENT ENCOURAGES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON.  ALL HOLDERS OF THE COMPANY’S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY FORM ENCLOSED WITH THIS NOTICE.  HOLDERS OF MORE THAN 50 PERCENT OF THE COMPANY’S 33,067,868 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.  THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF DIRECTORS (PROPOSAL 1). THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER REPRESENTED BY SHARES AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL BE REQUIRED FOR APPROVAL OF PROPOSAL 2 AND PROPOSAL 3, ASSUMING THAT A QUORUM IS PRESENT OR REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY ARE BEING MAILED ON OR ABOUT NOVEMBER 14, 2011, TO ALL STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING.

THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

PROPOSAL NO. 1

ELECTION OF BOARD OF DIRECTORS

The following table sets forth the name, age and year first elected of each director of the Company:

Name of Director	Age	Director Since
Louis M. Hayne(2)	83	July 1997
Henry D. Moyle, Jr. (2)	80	March 1999
Francis E. Dosal(2)	73	December 2007
Silas O. Kines, Jr.	74	December 2009
Gary M. Tucker	68	March 2010
Timothy L. Ryan(1)	62	June 2010
L. Wayne Arnett	60	March 2011
John J. Goldberg	44	March 2011
(1) Timothy L. Ryan was appointed Chairman of the Board of Directors on December 1, 2010.

(2)  Louis M. Haynie, Henry D. Moyle, Jr. and Francis E. Dosal have notified the Company of their intent not to run for reelection and will serve out their current term until the annual shareholder’s meeting on December 14, 2011.

The following persons have been nominated for election as directors of the Company:

Silas O. Kines, Jr.	Gary M. Tucker	Timothy L. Ryan

L. Wayne Arnett	John J. Goldberg

Certain biographical information with respect to the nominees for director is set forth below.  Each director, if elected by the stockholders, will serve until our 2012 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.  Vacancies on the Board of Directors during the year may be filled by the majority vote of the directors in office at the time of the vacancy without action by the stockholders.

Biographical Information on Nominees

Silas O. Kines, Jr. brings 43 years of tire industry experience to Amerityre.  Mr. Kines has owned and operated S.O. Kines, Jr. Inc. d.b.a. Forklift Tire of Florida since 1997. He is also currently President and CEO of K-2 Industrial Tire Inc. which has distribution rights for Amerityre’s Kryon brand of polyurethane forklift tires. Prior to opening his own tire operations, Mr. Kines served as Vice President of Carroll Tire and Rubber Company from 1972 to 1995, for which he established the Jacksonville, Florida warehouse as well as being responsible for sales operations in Orlando and Tampa. During his tenure annual sales in Florida increased from $0 to $80 million. Mr. Kines entered the tire business in 1966 as a commercial fleet salesman for Goodyear Tire and Rubber and by 1968 was recognized as a leader in the Southeast Region.  He is a past president of the Jacksonville Independent Tire Dealers Association and a former director of the Florida Independent Tire Dealers Association.

Gary M. Tucker is the founder and served as president of Tire Enterprises, Inc., a manufacturers' representative company marketing passenger, truck, and industrial tires in the U.S. from 1984 until the sale of the company in January 2007 to Solideal USA. Under his leadership, from 1990 through 2006 Tire Enterprises was the holding company for various retail/wholesale industrial tire companies, including B&W Industrial Tire, Fork Lift Tires of Memphis, Fork Lift Tires of West Tennessee, Fork Lift Tires of Mississippi, and Fork Lift Tires of Arkansas. Following the purchase of Tire Enterprises, Mr. Tucker acted as a consultant to Solideal from January 2007 until January 2009.  Since January 2009, Mr. Tucker has been working as private consultant for the tire industry, including some work for Amerityre, and also has served as a member of the board of directors Delta Materials Handling, Inc., a private industrial equipment company in Memphis. Prior to founding Tire Enterprises, Inc., from 1971 to 1984 Mr. Tucker served in various positions with TBC Corporation starting with Manager of Quality Assurance and Engineering and concluding as Vice President of Purchasing and Engineering. From 1966 to 1971, Mr. Tucker worked as a tire development engineer at B.F. Goodrich Co.  He served as an industrial engineer from 1965 to 1966 for Owens-Illinois Glass Co. Mr. Tucker earned a Bachelor of Engineering Science degree from Marshall University (1965).

Timothy L. Ryan incorporated Rhino Rubber LLC in September 2008. A manufacturing and distribution company, Rhino Rubber has brought a complete line of solid industrial tires and wheels to the US market serving the material handling industry. The company is also visible in Europe under the name Euromex Tyre. Mr. Ryan served as President of Thule Trailers, Winslow, ME, an international manufacturer of aluminum and galvanized sport utility and cargo trailers targeting the US market, from June 2005 until July 2008.  He was recruited by Thule, a Swedish company, to implement a national sales and distribution strategy for enclosed aluminum trailers along with introducing an innovative Thule European-designed galvanized trailer program.  In that position he developed multi-location distribution and manufacturing capacity in the US market, as well as a multi-channel sales distribution initiative ranging from independent trailer dealers to national retailers such as ACE hardware, Balkamp/NAPA, Cabela’s, and U-Haul.  He was also responsible for implementing extensive restructuring and business alignment initiatives within the US to introduce new trailer concepts and solutions consistent with trends driven by the automotive industry. From June 1991 to Feb. 2005, Mr. Ryan worked for Trelleborg Wheel Systems Americas, Hartville, OH, as President.  Trelleborg is an international company dealing in ISO certified industrial tires serving the global material handling industry with proprietary products.  In that position, Mr. Ryan reported directly to the Business Unit President in Europe and was responsible for leading the Global Matrix Organization of 6 executives and 1800 employees in US, 8 executives and 700 employees in Sir Lanka, and 5 executive and 225 employees in Belgium. Prior to that position, from 1986 to 1991, Mr. Ryan served as General Manager of Industrial Tires Division (formally Teledyne Monarch Rubber) where he managed the industrial tire division of Teledyne Monarch Rubber with full P&L responsibility. Mr. Ryan worked in various product support, sales representative, and regional and national sales management positions from 1979 to 1986. Mr. Ryan completed three years of study in Business Administration at the University of Texas, Austin, TX (1969-1972), a Dale Carnegie Institute program (1981), and the Trelleborg Intercultural Management Program at Lund University, Lund, Sweden (1998).  Mr. Ryan served in the U.S. Air Force from 1967 through 1973.

John J. Goldberg has worked in institutional investing since 1997. He is currently a Managing Partner of Goldberg Advisers, LLC, an advisor to a natural resource focused limited partnership, a position he has held since July 2004. Prior to Goldberg Advisers, Mr. Goldberg worked from October 2000 through June 2004 as a Portfolio Manager at Hahn Capital Management, a San Francisco based, mid-cap value, institutional and private client money manager. Mr. Goldberg worked as an Equity Research Analyst for Wells Capital Management from September 1997 through September 2000. Prior to his career in money management and equity research, Mr. Goldberg worked as a banker for Wells Fargo & Company from 1991 to 1997. Mr. Goldberg received the Chartered Financial Analyst designation in 2000. He has completed course work in finance and accounting at the University of California at Berkeley and training programs at Wells Fargo Bank. Mr. Goldberg received a BA in Philosophy from Lehigh University in 1989.

L.Wayne Arnett is a financial executive with 30 years of experience in operations, finance, accounting, and computer technology. He has an in-depth knowledge of  GAAP accounting and SEC reporting; forecasting and budgeting; policy and procedure development; human resources; risk management; banking and capital financing; account management; facility and operations management; and information systems. Since October 2009, Mr. Arnett has operated his own consulting firm, Arnett & Company, providing a broad spectrum of business services and support to clients in various industries.  From March 1997 to October 2009, he served as Senior Vice President - Finance & Technology / Chief Financial Officer for 30sixty Advertising & Design, Inc., an advertising agency that provided services to the major film studios. From December 1994 to March 1997, Mr. Arnett was Vice President and Chief Financial Officer for Hyperion Entertainment, a TV and feature-film production company.  Prior to December 1994, Mr. Arnett held various Chief Financial Officer and Controller positions with The Valencia Consulting Group, PSI (a Kohlberg & Co. investment), Waste Management and Marshall Industries.  From January 1981 to July 1987, he served in the Audit Division at Arthur Andersen & Co., Los Angeles and specialized in manufacturing clients. Mr. Arnett earned a B.S. in Business Administration (Accounting) from California State University, Northridge in 1981.  Mr. Arnett was accredited by the California State Board of Accountancy as a Certified Public Accountant, and is a veteran of the U.S. Army Corps of Engineers.

Audit Committee

Our Audit Committee includes Wayne Arnett (Chairman), Frank Dosal and John Goldberg.  Our Board of Directors has determined that Wayne Arnett is an "audit committee financial expert" as defined under SEC regulations. At the request of the Board of Directors, Mr. Arnett is currently on a special assignment to strengthen the internal controls and revamp the Company’s financial reporting system.  This special assignment is expected to be completed by the end of April 2012. While this project is in line with the oversight responsibilities of the Audit Committee, Mr.

Arnett may not be deemed to be fully independent, as defined by the SEC, because this project includes some involvement in the day to day financial management of the Company. The other Audit Committee members are deemed to be independent.  The tasks and responsibilities of the Audit Committee include (i) the review and discussion of the audited financial statements with management, (ii) discussing with the independent auditors the matters required to be discussed by the Statement of Auditing Standards No. 61, as may be modified or supplemented, and (iii) receiving from auditors disclosure regarding the auditors' Independence Standards Board Standard No. 1, as may be modified or supplemented.  The Audit Committee was reorganized in March 2011with the addition of Wayne Arnett and John Goldberg to the Board of Directors.  In April 2011, the Board of Directors voted to adopt a new Audit Committee charter that was recommended by the Audit Committee members. The new charter was adopted to clarify and update the responsibilities of the Audit Committee. A copy of the new charter is available on the Company’s web site or upon written request from company management. Members of the Audit Committee met 12 times during the fiscal year ended June 30, 2011.

Compensation Committee

Our Compensation Committee includes Louis Haynie (Chairman), Henry Moyle and John Goldberg. All of the Compensation Committee members are deemed to be independent.  The Compensation Committee meets as necessary but at least once annually to review executive compensation and make recommendations regarding compensation to the full Board of Directors.  The Compensation Committee met once during the fiscal year ended June 30, 2011.

Nominating Committee

Our Nominating Committee includes Silas Kines (Chairman), Gary Tucker and Wayne Arnett. Mr. Arnett, because of his involvement in day to day financial management of the Company, may not be deemed independent (see above under Audit Committee). The other Nominating Committee members are deemed to be independent.  The Nominating Committee meets as necessary but at least once annually to consider and recommend potential nominees for directorships to the full Board of Directors.  The Nominating Committee met two times during the fiscal year ended June 30, 2011.  The Nominating Committee charter is posted on our website at www.amerityre.com.  Pursuant to the charter, the Nominating Committee will consider candidates for directorships proposed by any stockholder although there is no formal procedure for making such proposals.

Meetings of our Board of Directors

Our Board of Directors held 21 meetings during the fiscal year ended June 30, 2011 (including 20 meetings conducted by telephone conferencing).  No director attended less than 75 percent of all board and applicable committee meetings during the year.

Directors’ Compensation

On December 2, 2009, the Board of Directors approved annual compensation for each non-employee director for the period December 2, 2009 through December 1, 2010. The annual compensation is $12,000 for each director, all payable through the grant of restricted common stock, a total 41,379 shares each (based on the closing price of $0.29 per share on December 1, 2009), such stock to be issued quarterly.   Directors who fulfill special assignments at the direction of the Board of Directors may be compensated for service on such assignments at a per diem rate of up to $1,000 per day.  Directors who perform extraordinary services may also receive bonus share awards at the discretion of the Board of Directors. Directors are also reimbursed for expenses incurred in connection with their service as Directors, including travel expenses for meeting attendance. In addition to the above compensation, the Board of Directors also approved annual compensation for the Chairman of the Audit Committee of $25,000, payable quarterly in cash and/or stock.

Effective August 1, 2010, the Board of Directors approved compensation of $6,000 per month to director Timothy Ryan for leading a business and strategic planning effort intended to streamline operations, increase marketing focus and move the Company towards profitability.  This project was completed and the related compensation arrangement ended on January 31, 2011.

On July 6, 2011, the Board of Directors approved the issuance of 100,000 shares of restricted common stock to each of its directors, Timothy Ryan and Wayne Arnett, for extraordinary services provided during the quarter ended June 30, 2011. The total estimated value of the 200,000 shares issued was $34,000 based on the closing market price on the issuance date of $0.17 per share.

On July 6, 2011, the Board of Directors cancelled the “2004 Non-Employee Directors’ Stock Incentive Plan” and approved the “Directors’ 2011 Stock Option and Award Plan” (the “2011 Plan”). The Board of Directors also authorized a total of 3,300,000 shares for the 2011 Plan. Under the terms of the 2011 Plan, each director was granted options to purchase 300,000 shares at that day’s closing price of $0.17 per share. These options will vest over three years as follows, 100,000 on June 30, 2012; 100,000 June 30, 2013; and 100,000 on June 30, 2014. These options expire two years after vesting. The Board member who serves as the Audit Committee Chairperson during the fiscal year will also receive an addition 50,000 options per year under the same terms and conditions.

Vote Required

The affirmative vote of a plurality of the votes cast, in person or by proxy, at the Annual Meeting will be required for the election of Directors.  The Board of Directors recommends a vote “FOR” all the nominees.  It is intended that in the absence of contrary specifications, proxies will be voted for the election of the nominees named above.  However, under new SEC regulations, broker non-votes will not be counted in the election of Directors. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any nominee will be unavailable.

PROPOSAL NO. 2

RATIFY THE SELECTION OF HJ & ASSOCIATES, LLC AS

THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected HJ & Associates, LLC as the Company’s independent auditor for the fiscal year ending June 30, 2012.  To the knowledge of the Company, at no time has HJ & Associates, LLC had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants.  It is anticipated that a representative of HJ & Associates, LLC will be present at the Annual Meeting and will be provided the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions.

(1) Audit Fees.  The aggregate fees billed us for each of the last two fiscal years for professional services rendered by our principal accountant for the audit of our annual financial statements and review of our quarterly financial statements is $61,725 and $55,421 respectively.

 (2) Audit-Related Fees.  None.

 (3) Tax Fees. $1,580 and $2,594.

 (4) All Other Fees. None.

Vote Required

Ratification of the Company’s independent auditor requires the approval of a majority of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting.  The Board of Directors recommends a vote “FOR” the ratification of the selection of HJ & Associates, LLC as the Company’s independent auditor for the fiscal year ending June 30, 2012. It is intended that in the absence of contrary specifications, proxies will be voted for the selection of HJ & Associates, LLC.

PROPOSAL NO.3

INCREASE THE SHARES AUTHORIZED FOR ISSUANCE UNDER

 THE 2005 STOCK OPTION AND AWARD PLAN

The Board of Directors is recommending an increase of 1,000,000 shares in the total shares authorized under the 2005 Stock Option and Award Plan (the “2005 Plan”). At October 28, 2011, a total of 662,656 shares remain authorized and available for issuance under the 2005 Plan. The Board believes it would be in the best interests of the Company and its shareholders to increase the shares available under the 2005 Plan so that the Company could continue to make equity awards for outstanding performance by employees and consultants and also preserve as much operating liquidity as possible by using equity awards in lieu of cash payments whenever appropriate.

Long term incentive awards are a key element of the Company’s total compensation package for individuals in significant positions of responsibility. Such awards may be made under the 2005 Stock Option and Award Plan (the “2005 Plan”) to senior management and select employees who are key to the Company’s achievement of its long-term goals. The purpose of the 2005 Plan is to promote the long term growth and profitability of Amerityre by (i) providing certain officers and employees with incentives to maximize stockholder value, and (ii) enabling Amerityre to attract, retain and reward the best available persons for positions of responsibility. The 2005 Plan provides for a variety of long-term awards including incentive or non-qualified stock options, restricted stock, and performance awards.

2005 Stock Option and Award Plan Summary

The 2005 Plan is intended to reward employees and other individuals who contribute to our success and to provide them with a stake in the enterprise as stockholders.  Consistent with this belief, the award of stock options has been and will continue to be an important element of our compensation program.

We intend to use the 2005 Plan to attract competent executive personnel and other employees, aid in the retention of existing executive personnel, and employees, and provide incentives to all of such personnel to devote the utmost effort and skill to our advancement by permitting them to participate in ownership and thereby permitting them to share in increases in the value which they help produce.

The 2005 Plan is administered by our Compensation Committee.  Awards granted under the 2005 Plan may be incentive stock options, or ISOs, as defined in the Internal Revenue Code of 1986, as amended, or the Code, appreciation rights, options which do not qualify as ISOs, or stock bonus awards which are awarded to our employees, including officers, who, in the opinion of the Board of Directors or the Compensation Committee, have contributed, or are expected to contribute, materially to our success.  In addition, at the discretion of our Board of Directors or the Compensation Committee, options or bonus stock may be granted to individuals who are not employees but contribute to our success.

The exercise price of options granted under the 2005 Plan, as determined by our Board of Directors, may be based on the fair market value of the underlying common stock at the time of grant and, in the case of ISOs may not be less than 100 percent of the fair market value of such capital stock on the date the option is granted or, in the case of holders of more than 10 percent of our outstanding common stock, 110 percent of the fair market value.

Options granted under the 2005 Plan shall expire no later than ten years after the date of grant or, in the case of holder of greater than 10 percent of our outstanding common stock, five years.  The option price may be paid by cash or, at the discretion of our Board of Directors or the Compensation Committee, by delivery of a promissory note or shares of our Common Stock already owned by the optionee, which will be valued at their fair market value at the date of exercise, or a combination thereof.

All of our employees and officers are eligible to participate under the 2005 Plan.  A maximum of 2,000,000 shares are available for grant under the 2005 Plan, as it was originally approved.  The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by our Board of Directors or the Compensation Committee, in their sole discretion; provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

The aggregate number of shares with respect to which options or stock awards may be granted under the 2005 Plan, the number of shares covered by each outstanding option, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Our Board of Directors or the Compensation Committee may from time to time alter, amend, suspend, or discontinue the 2005 Plan with respect to any shares as to which options or stock awards have not been granted.  However, no such alteration or amendment, unless approved by our stockholders, shall:

a.

increase, except an adjustment for an event of dilution, the maximum number of shares for which options or stock awards may be granted under the 2005 Plan;

b.

reduce, either in the aggregate or to any eligible employee, except adjustment for an event of dilution, the minimum option prices which may be established under the 2005 Plan;

c.

extend the period or periods during which options may be granted or exercised;

d.

materially modify the requirements as to eligibility for participation in the 2005 Plan;

e.

change the provisions relating to events of dilution; or

f.

materially increase the benefits accruing to the eligible participants under the 2005 Plan.

If a participant to whom an option is granted exercises such option by payment of the exercise price in whole or in part with previously owned shares, the optionee will not realize income with respect to the number of shares received on exercise which equals the number of shares delivered by the optionee.  The optionee's basis for the delivered shares will carry over to the option shares received.  With regard to the number of non-qualified option shares received which exceeds the number of shares delivered, the optionee will realize ordinary income at the time of exercise; and the optionee's tax basis in these additional option shares will equal the amount of ordinary income realized plus the amount of any cash paid.

Recipients of ISOs will not be required to recognize income at the time of the grant of the options or at the time of exercise of the options as long as the stock received on exercise is held for at least two years from the date of the grant of the ISOs or one year from the date of exercise, although the difference between the fair market value of the stock and the exercise price paid at the time of exercise must be taken into account for alternative minimum tax purposes.  If the stock received upon exercise of an ISO is disposed of prior to the expiration of either of such time periods, the optionee will be required to recognize as ordinary income the amount by which the fair market value of the stock received at the time of exercise exceeds the exercise price of the ISOs.

Under the terms of the 2005 Plan, our Board of Directors or the Compensation Committee may also grant stock awards which may, at the discretion of our Board of Directors or Compensation Committee, be subject to forfeiture under certain conditions.  Recipients of stock awards will realize ordinary income at the time of the lapse of any forfeiture provisions equal to the fair market value of the shares less any amount paid in connection with the issuance (our Board of Directors or the Compensation Committee can require the payment of par value at the time of the grant).  We will realize a corresponding compensation deduction.  The holder will have a basis in the shares acquired equal to any amount paid on exercise plus the amount of any ordinary income recognized by the holder.  On sale of the shares, the holder will have a capital gain or loss equal to the sale proceeds minus his or her basis in the shares.

Under the 2005 Plan, the Board and the Compensation Committee have broad authority to award equity-based compensation arrangements to any eligible employee, director, consultant, or advisor of Amerityre. Since the ultimate value of stock options bears a direct relationship to the market price of the Common Stock, the Compensation Committee believes that awards under the 2005 Plan can be an effective incentive for Amerityre’s management to create value for Amerityre’s stockholders. Awards under the 2005 Plan are made in the discretion of the Board of Directors, upon recommendation from the Compensation Committee.

The increase in authorized shares to be made available under the 2005 Plan is the only change proposed by the Board of Directors and submitted for stockholder approval.  All other provisions of the 2005 Plan will remain the same.

Vote Required

Approval of the additional 1,000,000 shares to be added to the Company’s 2005 Plan requires the approval of a majority of the voting power represented by shares at the Annual Meeting in person or by proxy and entitled to vote, assuming that a quorum is present or represented at the Annual Meeting.  The Board of Directors recommends a vote “FOR” the increase. It is intended that in the absence of contrary specifications, proxies will be voted for the increase.

EXECUTIVE OFFICERS

The following sets forth certain information regarding our officers as of September 30, 2011 and for the fiscal year ended June 30, 2011:

Name of Officer	Age	Position	Officer Since
Timothy L. Ryan(1)	62	Chief Executive Officer	May 2011
James G. Moore, Jr.	63	Vice President – Engineering/Chief Operating Officer	August 1997
Anders A. Suarez(2)	44	Chief Financial Officer	July 2004
Michael J. Kapral, Jr. (3)	47	President & Chief Executive Officer	April 2008
(1) Timothy L. Ryan was appointed the Chief Executive Officer effective May 2, 2011.
(2) Anders A. Suarez resigned as Chief Financial Officer effective October 1, 2010.
(3) Michael J. Kapral, Jr. resigned as President effective May 10, 2011.

Timothy L. Ryan incorporated Rhino Rubber LLC in September 2008. A manufacturing and distribution company, Rhino Rubber has brought a complete line of solid industrial tires and wheels to the US market serving the material handling industry. The company is also visible in Europe under the name Euromex Tyre. Mr. Ryan served as President of Thule Trailers, Winslow, ME, an international manufacturer of aluminum and galvanized sport utility and cargo trailers targeting the US market, from June 2005 until July 2008.  He was recruited by Thule, a Swedish company, to implement a national sales and distribution strategy for enclosed aluminum trailers along with introducing an innovative Thule European-designed galvanized trailer program.  In that position he developed multi-location distribution and manufacturing capacity in the US market, as well as a multi-channel sales distribution initiative ranging from independent trailer dealers to national retailers such as ACE hardware, Balkamp/NAPA, Cabela’s, and U-Haul.  He was also responsible for implementing extensive restructuring and business alignment initiatives within the US to introduce new trailer concepts and solutions consistent with trends driven by the automotive industry. From June 1991 to Feb. 2005, Mr. Ryan worked for Trelleborg Wheel Systems Americas, Hartville, OH, as President.  Trelleborg is an international company dealing in ISO certified industrial tires serving the global material handling industry with proprietary products.  In that position, Mr. Ryan reported directly to the Business Unit President in Europe and was responsible for leading the Global Matrix Organization of 6 executives and 1800 employees in US, 8 executives and 700 employees in Sir Lanka, and 5 executive and 225 employees in Belgium. Prior to that position, from 1986 to 1991, Mr. Ryan served as General Manager of Industrial Tires Division (formally Teledyne Monarch Rubber) where he managed the industrial tire division of Teledyne Monarch Rubber with full P&L responsibility. Mr. Ryan worked in various product support, sales representative, and regional and national sales management positions from 1979 to 1986. Mr. Ryan completed three years of study in Business Administration at the University of Texas, Austin, TX (1969-1972), a Dale Carnegie Institute program (1981), and the Trelleborg Intercultural Management Program at Lund University, Lund, Sweden (1998).  Mr. Ryan served in the U.S. Air Force from 1967 through 1973.

James G. Moore, Jr. joined us in August 1997.  Prior to his employment by us, he worked at The Goodyear Tire & Rubber Company, in Akron, Ohio, where he had over 25 years of experience as a master tire carver, which included five years at the Goodyear apprentice school for tire tread pattern carving and mold carving. Mr. Moore earned a B.S. degree in Engineering from Columbia State University.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the duties, responsibilities and role of our Compensation Committee as well as the material elements of compensation for the our executive officers identified in the Summary Compensation Table set forth below (the “Named Executive Officers”).  Over the past year, the Compensation Committee has reviewed our compensation practices and the components of executive compensation.  The information below provides the description of compensation policies applicable to executive officers and other highly compensated individuals under employment and/or consulting arrangements.

Objectives of Our Compensation Program

The primary objective of our compensation program, including our executive compensation program, is to maintain a compensation program that will fairly compensate our executives and employees, attract and retain qualified executives and employees who are able to contribute to our long-term success, encourage performance consistent with clearly defined corporate goals and align our executives’ long-term interests with those of our stockholders. To that end, our compensation practices are intended to:

1.

Tie total compensation to the Company’s performance and individual performance in achieving financial and non-financial objectives;

2.

Align senior management’s interests with stockholders’ interests through long-term equity incentive compensation.

Role of the Compensation Committee

The Compensation Committee determines the compensation of our Chief Executive Officer and, in consultation with the Chief Executive Officer, our other executive officers. In addition, the Compensation Committee is responsible for adopting, reviewing and administering our compensation policies and programs, including the cash bonus incentive plan and equity incentive plans, which are discussed in more detail below. Our Compensation Committee adheres to a compensation philosophy that (i) seeks to attract and retain qualified executives who will add to the long-term success of the Company, (ii) promotes the achievement of operational and strategic objectives, and (iii) compensates executives commensurate with each executive’s level of performance, level of responsibility and overall contribution to the success of the Company.

In determining the compensation of our Chief Executive Officer and our other executive officers, the Compensation Committee considers the financial condition and operational performance of the Company during the prior year. In determining the compensation for executive officers other than the Chief Executive Officer, the Compensation Committee considers the recommendations of the Chief Executive Officer and comparable market rates.

The Compensation Committee reviews the compensation practices of other companies, based in part on market survey data and other statistical data relating to executive compensation obtained through industry publications and other sources. The Compensation Committee does not seek to benchmark the Company’s compensation program directly with other publicly traded companies or other companies with which we may compete for potential executives since some of these competitors are privately held research and development companies for which executive compensation information is not available.

Components of Executive Compensation for Fiscal 2010 and Fiscal 2011

As of June 30, 2011, all previous executive employment agreements have expired and all employees are employed on an at-will basis.  Our executive employment agreements for fiscal 2010 and 2011 provided that employees would be compensated by salary and bonus, with bonuses potentially including cash and equity components.  Salary and bonus structures were determined by negotiation between the Company and the particular executive based on each individual’s tenure with the Company, qualifications and relevant experience, review of available data on comparable positions, and the Compensation Committee’s and management’s best business judgment.  While each of the agreements had a general description of the employee’s responsibilities associated with his/her title and/or position, the agreements did not include specific written performance objectives for the individual but did include certain performance targets for the Company.

The elements of the Company’s current compensation program are base salary and long-term equity incentives. Our compensation program is designed to provide our executives with incentives to achieve our short- and long-term performance goals and to pay competitive base salaries. Each Named Executive Officer’s current and prior compensation is considered in setting future compensation.

Each of the elements of our executive compensation program is discussed in the following paragraphs.

Base Salaries

Base salaries are based on a number of factors, including the executive’s experience level and scope of responsibility, performance level, estimate of future potential and overall contribution. The value of base salary also reflects the employee’s long-term performance, skill set and the market value of that skill set. Base salaries for our Named Executive Officers and other highly compensated individuals are reviewed on an annual basis and adjustments made to reflect performance-based factors, as well as competitive conditions. The Company does not apply specific formulas in setting base salaries.

Annual Cash Performance Bonuses

Prior to June 30, 2011, employment agreements with certain of Amerityre’s executive officers included an incentive component which enabled them to be eligible to earn an annual cash bonus based upon meeting certain performance metrics applicable to the Company’s performance in general and the executive’s performance in particular. Annual cash performance bonuses are currently not a component of the executive compensation program.

Long Term Equity Incentives

See the summary description of the 2005 Plan under Proposal No. 3 above.

Perquisites and Other Benefits

The Company does not provide significant perquisites or personal benefits to executive officers, other than the partial payment of health insurance premiums.

Employment Agreements

As of June 30, 2011, there were no employment agreements with any executive officer and all employment  is on an at-will basis. The determination by the Board of Directors to operate without an employment agreement for key personnel is a temporary measure to insure the flexibility to control expenses while assessing the Company’s organizational structure. The Compensation Committee and the Board of Directors have considered the risks involved with having no written and binding employment agreements. Balancing the risks of losing key employees with the considerations of financial flexibility is an ongoing process. At this time, we have determined that the flexibility of operating without employment agreements is in the Company’s best interest.

For fiscal 2012, monthly compensation of $7,000 for Timothy L. Ryan, the Company’s Chief Executive Officer, was recommended by the Compensation Committee and approved by the Board of Directors. Monthly compensation of $7,034 for James G. Moore, Jr., the Company’s Chief Operating Officer, was also established by the Compensation Committee as recommended by the Chief Executive Officer. These compensation arrangements are expected to remain in place at the discretion of the Board of Directors.

Employee Benefits

The Company offers employee health insurance benefits coverage to provide our workforce with a reasonable level of financial support in the event of illness or injury. Health insurance benefits are available to all full time employees, including executive officers of the Company. The executive officers of the Company, including the Named Executive Officers, participate in these plans on the same basis as all other employees. The cost of employee benefits is borne 20 percent by each employee and 80 percent by the Company.

Accounting Matters

In the first quarter of fiscal 2006, the Company adopted the provisions of Accounting Standards Codification 718, Compensation – Stock Compensation (ASC 718), formerly SFAS 123(R), which requires the fair value of options to be recorded as compensation cost in the consolidated financial statements. The adoption of ASC 718 has resulted in $43,932 and $74,263 in additional compensation costs to be recognized in fiscal 2011 and 2010, respectively.

Stock Option and Stock Bonus Awards

In July 2010, the Compensation Committee and the Board of Directors approved the grant of stock option awards to the Chief Operating Officer, James Moore (100,000), and the Chemical Technician, Stephen Harold (50,000). The options are subject to vesting provisions such that one-half of the options are to vest only upon realization of the first profitable fiscal quarter (without including the expense related to the issuance of the options), with the remaining  one-half vesting upon realization of a minimum cumulative profit (4 consecutive profitable fiscal quarters) of $500,000.  The vesting is also contingent on continuing employment. The options are exercisable for three years at an exercise price of $0.50 per share.

In September 2010, the Board of Directors approved a grant of 37,008 shares of the Company’s restricted common stock to the Chief Operating Officer as payment of earned performance bonuses in connection with his respective employment agreements.  The value of the shares was $14,063 based on the closing price of $0.38 per share on the date of board approval.

Stock Ownership Requirements

The Board of Directors has historically encouraged its members and members of senior management to acquire and maintain stock in the Company to link the interests of such persons to the stockholders. However, neither the Board of Directors nor the Compensation Committee has established stock ownership guidelines for members of the Board of Directors or the executive officers of the Company.

Compensation Committee Report On Executive Compensation

The Compensation Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis (“CD&A”) with the Company’s management. Based on such review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the CD&A be included in this Proxy Statement on Schedule 14A relating to the upcoming annual meeting and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

/s/Henry Moyle	/s/Louis Haynie	/s/John J. Goldberg
Henry Moyle	Louis Haynie, Chairman	John J. Goldberg

The following Summary Compensation Table sets forth the aggregate compensation paid or accrued by the Company to the executive officers, (the “Named Executive Officers”) as of June 30, 2011 and 2010.

Summary Compensation Table

Current Officers Name & Principal Position	Year	Salary (In $)(1)	Bonus (In $)	Stock (In $)	Option Awards (In $)(3)	Non-Equity Incentive Plan Compensation (In $)	Nonqualified Deferred Compensation Earnings (In $)	All Other Compensation (In $)	Total (In $)
T. Ryan, CEO	2011	-	-	17,000	-	-	-	-	17,000
J. Moore, Jr. VP Eng./COO	2011 2010	85,000 112,500	- 14,063	- 21,000	23,571 23,571	- -	- -	- -	108,571 171,134
Former Officers Name & Principal Position
M. Kapral, CEO, Pres. Until 5/2011	2011 2010	119,167 120,000	- -	20,250 21,000	20,360 27,122	- -	- -	- -	159,777 168,122
A. Suarez CFO Until 10/2010	2011 2010	30,000 120,000	- 15,000	- 21,000	- 23,571	- -	- -	- -	30,000 179,571
G. Benninger CEO, Pres. (2) until 4/2009	2011 2010	- -	- -	20,000 -	- -	- -	- -	20,000 -	40,000 -

(1) Actual cash amount paid based on bi-weekly payroll for the period July 1, 2009 through June 30, 2010 and July 1, 2008 through June 30, 2009, respectively.

(2) Gary Benninger compensation amounts relate to an employment settlement that was negotiated in December 2010.

(3) Based on the aggregate grant date fair value computed in accordance with ASC 718.

Grants of Plan Based Awards

In July 2009, the Compensation Committee and the Board of Directors approved the grant of stock bonus awards to Michael Kapral, Anders Suarez and James Moore.  The three officers were each granted 100,000 shares of stock.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards of the Named Executive Officers as of June 30, 2011.

Option Awards	Stock Awards
Name	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
J. Moore	-	100,000	-	0.50	7/7/2013	-	-	-	-
J. Moore	75,000	-	-	1.79	5/12/13	-	-	-	-
M. Kapral	-	-	-	-	-	-	-	-	-
A. Suarez	50,000	-	-	1.79	5/12/13	-	-	-	-

Option Exercises and Stock Vested

There were no option exercises or stock vested during the year ended June 30, 2011.

Pension Benefits and Nonqualified Deferred Compensation

The Company does not provide pension benefits or provide any other qualified retirement plans or non-nonqualified deferred compensation plans for its employees or directors.

DIRECTOR COMPENSATION

The following table sets forth the aggregate compensation paid or accrued by the Company to the Directors for the fiscal year ended June 30, 2011.

Name	Fees Earned or Paid in Cash (In $)	Stock Awards (In $)	Option Awards (In $)	Non-Equity Incentive Plan Compensation (In $)	Non- Qualified Deferred Compensation Earnings (In $)	All Other Compensation (1) (2) (In $)	Total (In $)
L. Haynie	-	14,750	-	-	-	-	14,750
F. Dosal	-	14,750	-	-	-	-	14,750
H. Moyle	-	14,750	-	-	-	-	14,750
S. Hanni (3)	-	22,250	-	-	-	-	22,250
S. Kines	-	14,750	-	-	-	-	14,750
G. Tucker (4)	-	14,750	-	-	-	9,000	17,750
T. Ryan (5)	-	13,750	-	-	-	36,000	49,750
M. Kapral (6)	-	-	-	-	-	-	-
Mr. Goldberg (7)	-	4,375	-	-	-	-	4,375
Mr. Arnett (8)	-	4,375	-	-	-	17,000	21,375

(1)   Excluding telephonic meetings, non-employee Directors received $1,000 for each meeting of the Board of Directors or meeting of a committee of the Board of Directors that they attended in fiscal 2011.

(2)   Directors who fulfill special assignments at either the direction of the Executive Committee or pursuant to an agreement with the Board of Directors may be compensated for service on such assignments at a per diem rate of up to $1,000 per day, or may receive bonus share awards for extraordinary services at the discretion of the Board of Directors.

(3) Mr. Hanni served as a director and the Audit Committee Chairman through November 2010. He received compensation of $6,250 for his service as the Audit Committee Chairman during fiscal 2011.
(4) Mr. Tucker was appointed to the board in March 2010. He was granted a stock award of 25,000 shares in July 2011 for extraordinary service.
(5) Mr. Ryan was appointed to the board in June 2010. During fiscal 2011, he received cash compensation for a strategic planning project.
(6) Mr. Kapral was appointed to the board in February 2010 and served until his separation of employment in May 2011. He did not receive any additional compensation for board service.
(7) Mr. Goldberg was appointed to the board in March 2011.
(8) Mr. Arnett was appointed to the board in March 2011. He received 100,000 shares for extraordinary service during the 4th quarter of fiscal 2011.

All directors are reimbursed for all travel related expenses incurred in connection with their activities as directors.

Effective August 1, 2010, the board approved compensation of $6,000 per month to director Timothy Ryan to act as principal organizer, planner and architect of the Company’s business plan and strategic objectives, subject to the approval of the board, such compensation is  in addition to the general annual compensation for board members.  Mr. Ryan completed the assignment and the compensation arrangement ended on January 31, 2011.

Effective September 23, 2010, the directors agreed to suspend the in-person meeting fees for a period of six months in order to cut the Company’s expenses, particularly in connection with the Annual Shareholders’ Meeting.

Non-Employee Directors' Stock Incentive Plan

On July 6, 2011, the Board of Directors cancelled the “2004 Non-Employee Directors’ Stock Incentive Plan” and approved the “Directors’ 2011 Stock Option and Award Plan” (the “2011 Plan”). The 2011 Plan was established to attract, motivate and retain qualified non-employee directors. The Board of Directors authorized a total of 3,300,000 shares for the 2011 Plan. Under the terms of the 2011 Plan, each director was granted options to purchase 300,000 shares at that day’s closing price of $0.17 per share. These options will vest over three years as follows, 100,000 on June 30, 2012; 100,000 June 30, 2013; and 100,000 on June 30, 2014. These options expire two years after vesting. The Board member who serves as the Audit Committee Chairperson during the fiscal year will also receive an addition 50,000 options per year under the same terms and conditions.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in our corporate structure affecting common stock, or a sale by us of all or a substantial part of its assets, or any distribution to stockholders other than a cash dividend, our Board of Directors will make appropriate adjustment in the number and kind of shares authorized by the Plan, and any adjustments to outstanding awards as it deems appropriate.  However, no fractional shares of common stock will be issued pursuant to any such adjustment, and the fair market value of any fractional shares resulting from adjustments will be paid in cash to the awardee.

All options and restricted stock granted to an awardee shall automatically terminate and be null and void as of the date an eligible Director's service on the Board of Directors terminates if the directorship is terminated as a result of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation, or conversion of assets or opportunities of our company.

Directors were eligible to receive stock option grants under the 2004 Non-Employee Directors' Stock Incentive Plan (“2004 Plan”).  Under the 2004 Plan, the amount of options, if any, granted to directors and the terms and provisions of any options granted to directors was at the discretion of the Compensation Committee.

In July 2010, the Board of Directors approved a grant of 50,000 stock options to each of our seven non-employee directors.  The options are subject to vesting provisions such that the options are to vest only upon realization of the first profitable fiscal quarter (without including the expense related to the issuance of the options).  The vesting is also contingent on service as a director for the period July 1, 2010 through June 30, 2011. The options are exercisable for three years at an exercise price of $0.50 per share. As of June 30, 2011, a total of 50,000 had been cancelled as a result of a director resignation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS,

AND DIRECTOR INDEPENDENCE

For fiscal 2012, Timothy Ryan, the Company’s President, CEO and Chairman of the Board of Directors, has an oral agreement to receive $7,000 cash per month as compensation for his service as President and CEO,  with possible additional equity compensation to be determined by the Compensation Committee and the Board of Directors. Audit Committee Chairman L. Wayne Arnett has an oral agreement to receive $4,000 cash per month as compensation for financial consultation services authorized and approved by the Board of Directors, with possible additional equity compensation to be determined by the Compensation Committee and the Board of Directors.

As of October 28, 2011, neither Mr. Ryan nor Mr. Arnett may be deemed ‘independent’ as that term is defined by the Securities and Exchange Commission, Mr. Ryan because of his position as an officer and Mr. Arnett because of his involvement in day to day financial management of the Company. At the request of the Board of Directors, Mr. Arnett is currently on a special assignment to strengthen the internal controls and revamp the Company’s financial reporting system.  This special assignment is expected to be completed by the end of April 2012. While this project is in line with the oversight responsibilities of the Audit Committee, Mr. Arnett may not be deemed to be fully independent, as defined by the SEC, because this project includes some involvement in the day to day financial management of the Company. The remaining directors may all be deemed to be independent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth as of September 30, 2011 the name and address and the number of shares of our Common Stock held of record or beneficially by each person who held of record, or was known by us to own beneficially, more than 5 percent of our issued and outstanding common stock, and the name and shareholdings of each Director and of all officers and Directors as a group. The information on share numbers and percentage ownership listed assumes: a) the exercise of options by the beneficial owner (all included options are currently exercisable); and b) a corresponding increase in the number of shares issued and outstanding. Beneficial ownership is determined in accordance with the rules of the SEC.  In determining the number of shares beneficially owned by a person, options or warrants to purchase common stock held by that person that are currently exercisable, or become exercisable within 60 days following, are deemed outstanding; however, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.  We believe that all of the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class(2)
Henry D. Moyle, Director (4) PO Box 790038, Virgin, UT 84779	1,864,545	5.64
Security Ownership of Management of the Company
Name and Position of Director/Officer	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Louis M. Haynie, Director(3)	793,372	2.40
Henry D. Moyle, Director (4)	1,864,545	5.64
Francis Dosal, Director(5)	514,665	1.56
Silas O. Kines, Director	126,979	0.38
Gary M. Tucker, Director	99,135	0.30
Timothy L. Ryan, Chairman of the Board	160,343	0.48
L. Wayne Arnett, Director	128,017	0.39
John J. Goldberg, Director	916,064	2.77
James G. Moore, Jr., VP-Engineering/COO (6)	243,129	0.73
Total beneficial ownership of all officers and directors as a group ( persons)	4,846,249	14.65

(1) All shares owned directly are owned beneficially and of record and such stockholder has sole voting, investment, and dispositive power, unless otherwise noted. Also includes director shares earned by not issued as of this filing.

(2) Assumes exercise of options and/or warrants and corresponding increase in the number of shares issued and outstanding.

(3) Includes 2,000 shares owned beneficially and of record by Gae B. Haynie, spouse of Louis M. Haynie, of which Mr. Haynie may be deemed to have beneficial ownership.

(4) Includes 78,124 shares all owned beneficially and of record by Mr. Moyle’s spouse and/or  child, all of which Mr. Moyle may be deemed to have beneficial ownership.

(5) Includes 157,150 shares held of record by Mr. Dosal’s spouse and/or a trust over which Mr. Dosal may exercise discretionary authority.

(6) Includes options to acquire 50,000 shares at an exercise price of $1.79 that expire May 12, 2013.

Equity Compensation Plan Information

The following table sets forth information as of the end of June 30, 2011 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock Units and Performance Units A	Weighted-Average Exercise Price of Outstanding Options, Restricted Stock Units and Performance Units B	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans C
Equity compensation plans approved by security holders	675,000	$1.26	812,656
Equity compensation plans not approved by security holders	-	-	-
Total	675,000	$1.26	812,656

FINANCIAL AND OTHER INFORMATION

The Company’s most recent audited financial statements and other information are contained in the Company’s annual report on Form 10-K for the period ending June 30, 2011. Such reports once filed, are available to stockholders upon written request addressed to the Company at the Company’s executive offices, or on the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors (the "Committee") assists the Board of Directors in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of our internal controls. Specific responsibilities of the Committee are set forth in the Audit Committee Charter, which is available on our website.

The members of the Committee are Wayne Arnett, John Goldberg and Francis Dosal. At the request of the Board of Directors, Mr. Arnett is currently on a special assignment to strengthen the internal controls and revamp the Company’s financial reporting system.  This special assignment is expected to be completed by the end of April 2012. While this project is in line with the oversight responsibilities of the Audit Committee, Mr. Arnett may not be deemed to be fully independent, as defined by the SEC, because this project includes some involvement in the day to day financial management of the Company.  The other current members of the Committee meet the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The members of the Committee reviewed and discussed with our management and HJ & Associates, LLC the audited financial statements contained in our annual report on Form 10-K for the fiscal year ended June 30, 2011 and also discussed with HJ & Associates, LLC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. The members of the Committee received from HJ & Associates, LLC the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence.

Based on their review of our audited consolidated financial statements, and on their discussion with our management and with HJ & Associates, LLC, the members of the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2011.

AUDIT COMMITTEE

/s/L. Wayne Arnett	/s/Francis Dosal	/s/John J. Goldberg
L. Wayne Arnett, Chairman	Francis Dosal	John J. Goldberg
10/28/2011	10/28/2011	10/28/2011

STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting.  It is anticipated that the next annual meeting of stockholders will be held during January 2012 .  Stockholders who, in accordance with Rule 14a-8 of the Exchange Act wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on June 30, 2012, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Stockholder proposals and director nominations for our 2012 Annual Meeting not intended for inclusion in the proxy materials for the meeting must be delivered to our principal executive offices no earlier than July 15, 2012 and no later than August 19, 2012 to be considered timely.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our Directors, executive officers and 10percent stockholders, which we refer to as reporting persons, to file with the SEC initial reports of ownership and changes in ownership of our common stock.  Reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, based solely on our review of the copies of such reports received or written representations from certain reporting persons that no other reports were required, we believe that during our fiscal year ended June 30, 2011 all reporting persons timely filed all such reports.

CODE OF ETHICS

We have adopted a Code of Business Conduct that applies to all our directors, officers and employees.  A copy of the code of ethics will be provided free of charge upon written request to our Secretary at the address shown on the cover page of this proxy statement and is accessible, free of charge at our website, www.amerityre.com.  If we grant waivers from or make amendments to this code of ethics that are required to be disclosed pursuant to the Exchange Act or applicable listing requirements, we will make those disclosures on our website within four business days following the date of such waiver or amendment.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request by mail to Amerityre Corporation, 1501 Industrial Road, Boulder City, Nevada 89005. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Amerityre stock at two different brokerage firms, your household will receive two copies of our annual meeting materials—one from each brokerage firm.

OTHER MATTERS

Management does not know of any business other than referred to in the Notice which may be considered at the meeting.  If any other matters should properly come before the Annual Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.

AMERITYRE CORPORATION

BY ORDER OF THE BOARD OF DIRECTORS

/s/Timothy L. Ryan

Timothy L. Ryan, Chief Executive Officer

Boulder City, Nevada

October 28, 2011

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD.

RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

[PROXY CARD]

PROXY

AMERITYRE CORPORATION

Annual Meeting of Stockholders

December 14, 2011

(This Proxy is Being Solicited by the Board of Directors)

The undersigned hereby appoints Timothy Ryan, proxy, with full power of substitution, to vote the voting shares of Amerityre Corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held in the Company’s manufacturing plant at 1501 Industrial Road, Boulder City Nevada 89005, on Wednesday, December 14, 2011, or any adjournment(s) thereof, such proxies being directed to vote as specified below.  If no instructions are specified, such proxy will be voted “FOR” each proposal.  If any other business is presented at the Annual Meeting, this proxy will be voted in accordance with the determination of a majority of the Board of Directors.

To vote in accordance with the Board of Directors’ recommendations, sign below.  The “FOR” boxes may, but need not, be checked.  To vote against any of the recommendations, check the appropriate box(es) marked “AGAINST” below.  To withhold authority for the proxies to vote for any of the recommendations, check the appropriate box(es) marked “WITHHOLD AUTHORITY” below.

The Board of Directors recommends votes “FOR” the following proposals, each of which has been proposed by the Board of Directors:

1. Elect each of the following nominees as directors to serve until the 2012 Annual Meeting of Stockholders. To vote against any individual nominee, strike a line through such nominee’s name. To withhold your vote for any individual nominee, strike a line through such nominee’s name and circle the name.

Silas O. Kines, Jr.	Gary M. Tucker	Timothy L. Ryan

L. Wayne Arnett	John J. Goldberg

FOR [ ]

AGAINST [ ]

WITHHOLD AUTHORITY [ ]

2. Approve the addition of 1,000,000 shares to the shares authorized for issuance under the 2005 Stock Option and Award Plan.

FOR [ ]

AGAINST [ ]

WITHHOLD AUTHORITY [ ]

3. Ratify the appointment of HJ & Associates, LLC as independent public accountants.

FOR [ ]

AGAINST [ ]

WITHHOLD AUTHORITY [ ]

PLEASE PRINT YOUR NAME AND SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF THE COMPANY.  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.  WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.  IF THE SIGNER IS A COMPANY, PLEASE PROVIDE THE FULL NAME OF THE COMPANY AND A SIGNATURE FROM A DULY AUTHORIZED OFFICER, GIVING THE OFFICER’S FULL TITLE AS SUCH.  IF YOUR SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE IN THE SPACE PROVIDED THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.

Name of Brokerage

Number of Shares

House [If Applicable]

Beneficially Held

__________________________________

_______________________________

Date:

___________________________________

_______________________________

Signature

Signature (if held jointly)

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE.